Exhibit 99.1

WorldGate intends to utilize the Safe Harbor provisions of the United States Private Securities Litigation Reform Act of 1995 with respect to the forward-looking statements made during this presentation. The forward-looking statements include statements regarding WorldGate's operating strategy going forward.  These statements are based on WorldGate's current expectations and are subject to risks and uncertainties, including risks relating to obtaining sufficient funding and developing appropriate technology solutions and the other risks and uncertainties set forth in WorldGate's 2008 Annual Report on Form 10-K. As a result, WorldGate's actual results could differ materially from these statements. This presentation is being made on the 20th of May 2009. The content of this presentation contains time-sensitive information that is accurate only as of the time hereof.  WorldGate does not intend to update the material contained herein.

WorldGate Strategy Presentation

Following is the outline of a strategy presentation that Allan Van Buhler, Senior Vice President of Sales, Marketing and Business Development for WorldGate, will be communicating during the 1st quarter earnings call scheduled for Wednesday, May 20, 2009.

Agenda
•	Review WorldGate’s product development plans for their Next Generation Video Phone.
•	Introduce WorldGate’s new strategy to become a service operating company that provides “Turn-Key” Digital Video Phone Services directly to end using customers.
•	Collectively, these two strategies will significantly increase WorldGate’s market and distribution opportunities.

Product Development Plan for WorldGate’s Next Generation Video Phone

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WorldGate and ACN have collectively decided not to focus on re-engineering together their two existing technology platforms.  Instead WorldGate will focus on developing the Next Generation Consumer Video Phone and make it available to ACN as well as all of WorldGate’s customers.

-	Product development is already underway
o	First prototypes will be available towards the end of the 3rd quarter
o	Customer availability in the 1st quarter of next year.
-	Key Features and Capabilities
•	Next generation quality video communications built on WorldGate’s platform for the future.
•	New platform will support a complete suite of traditional telephony calling services.
•	FXS port will allow users to connect their cordless phones to VoIP enable the entire household.
•	Video and Audio out capabilities.
•	Digital Photo Frame.

“Turn-Key” Digital Video Phone Services

-	Become a service operating company that provides Digital Video Phone Services directly to the end using customer.
-	Our strategy: Let our partners focus on marketing and sales, leaving the development and deployment of video phone services to WorldGate.
-	WorldGate believes a significant portion of revenue in the future will come from the Digital Video Phone Service offering.
-	Complete, ready-to-use Digital Video Phone Service solution will include:
•	WorldGate’s next-generation consumer video phone
•	Digital phone services, integrated into our video phone and service offering.
•	Traditional calling features included.
•	Pricing of the service will be very competitive.
•	Over time, it will be available globally on a high-quality and highly scalable IP Network, optimized for Voice and Video.
•	Service will include back-office support: online order entry and provisioning, warehousing and shipping, billing, credit & collections, customer care and technical support.
•	Will include private label branding for each customer. company logo, company tag lines, company colors on the Video phone interface, online web sites, customer communications, customer care, etc.
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Some companies will look to WorldGate to wholesale to them select services from the platform as they are already providing services like billing, customer care and customer order entry.  WorldGate would provide wholesale our video phone, provisioning, network and technical support services.

-	Platform is modular so customers can choose the services that best fit their needs.

Target Markets and Distribution

-	New Digital Video Phone and “Turn-Key” Digital Video Phone Services Platform provides significantly larger target market opportunities:
o	Carriers – Digital Video Phones
o	Resellers –Digital Video Phones and Wholesale Elements from our Services Platform
o	Agents – “Turn-Key” Service Offering
o	Select Verticals – OJO Video Phone and “Turn-Key” Service Offering